SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 1, 2016

BRINKER INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-10275	75-1914582
(State of Incorporation)	(Commission File Number)	(IRS Employment Identification No.)

6820 LBJ Freeway
Dallas, Texas 75240
(Address of principal executive offices)

Registrant’s telephone number, including area code 972-980-9917

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425).

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

In the Press Release, Brinker International, Inc. announced that John Cywinski, 53, has been named as Executive Vice President of Strategic Innovation, effective March 7, 2016. Mr. Cywinski was previously with Yum! Brands, Inc. in several roles from August 2010 to April 2014, including as President, KFC U.S. from November 2011 to April 2014, General Manager, KFC U.S. from February 2009 to November 2011, and Chief Marketing and Food Innovation Officer, KFC U.S. from August 2010 to February 2011. Prior to his tenure with Yum! Brands, Inc., Mr. Cywinski has also held multiple leadership positions with Cywinski Enterprise LLC (a franchisee of Dunkin’ Brands Group, Inc. and SONIC Drive-In), Applebee’s International, Inc., McDonald’s Corporation, The Walt Disney Company, Burger King Corporation, and KFC Corporation.

Item 9 - Financial Statements and Exhibits

Item 9.01.    Financial Statements and Exhibits

(d)    Exhibits.

99.1     Press Release, dated March 1, 2016.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRINKER INTERNATIONAL, INC.

Date: March 1, 2016	By:	/s/ Wyman T. Roberts
Wyman T. Roberts, Chief Executive Officer and President
and President of Chili's Grill & Bar

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